UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 25, 2007
                         -               --------------
                        (Date of earliest event reported)


                              The Eastern Company
                              -------------------
             (Exact name of Registrant as specified in its charter)


Connecticut                       0-599                     06-0330020
-----------                       -----                     ----------
 (State of               (Commission File Number)          (IRS Employer
incorporation)                                          Identification No.)


112 Bridge Street, Naugatuck, Connecticut                   06770
-----------------------------------------                   -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
              (Registrant's telephone number, including area code)

                                       -
               --------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communications pursuant to Rule 4d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 3e-4( c) under the Exchange
    Act (17 CFR 240.13e-4( c))

Section 7 - Regulation FD.

     ITEM 7.01 - Regulation FD Disclosure

          At The Eastern Company's Annual Meeting today, April 25, 2007, Leonard
          F. Leganza, Chairman of the Board, discussed the Company's 2007 projected revenue and stated "Based on currently projected economic conditions and assessments of our marketplaces, we would expect for the full year 2007, that sales will approximate $155 million".





                                   SIGNATURES


     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, The
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          The Eastern Company


Date:  April 25, 2007                     By: /s/John L. Sullivan III
       ---------------                    ---------------------------
                                          John L. Sullivan III
                                          Vice President and CFO